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                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

                        TERMINATION AND RELEASE AGREEMENT

         TERMINATION AND RELEASE AGREEMENT dated as of November 8, 2002 (the "Agreement") among Liquid Audio, Inc., a Delaware corporation ("Liquid Audio"), April Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Liquid Audio ("Merger Sub"), and Alliance Entertainment Corp., a Delaware corporation ("Alliance"). Liquid Audio, Merger Sub and Alliance are referred to collectively herein as the "Parties".


                                    RECITALS

                  WHEREAS, Alliance and Liquid Audio have previously entered into a Confidentiality Agreement in October 2000, as amended in March 2002 (the "Confidentiality Agreement");

                  WHEREAS, the Parties have entered into an Amended and Restated Agreement and Plan of Merger dated as of June 12, 2002 and as amended and restated as of July 14, 2002 (the "Merger Agreement");

                  WHEREAS, in connection with the Merger Agreement, AEC Associates, LLC, a Delaware limited liability company, entered into a Voting Agreement (the "Voting Agreement") with Liquid Audio;

                  WHEREAS, pursuant to Section 7.1(a) of the Merger Agreement, the Parties have agreed to terminate the Merger Agreement.

                  NOW THEREFORE, in consideration of the mutual covenants contained herein, the Parties, on their behalf and on behalf of their respective companies, subsidiaries, parent companies, affiliated companies, directors, officers, agents, employees, representatives, attorneys, predecessors, successors and assigns (and any reference to a Party includes each of these related persons and entities), agree as follows:

                  1. Termination. Pursuant to Section 7.1(a) of the Merger Agreement, effective the date hereof, the Parties do hereby terminate the Merger Agreement, and each Party does hereby relinquish any and all rights such Party has had, now has, or may ever have under the Merger Agreement and agrees, together with the other Parties thereto, that the Merger Agreement is void and of no further force and effect. The Parties agree that the Voting Agreement is hereby terminated in accordance with its terms as set forth in Section 11(e) thereof and each Party does hereby relinquish any and all rights such Party has had, now has, or may ever have under the Voting Agreement and agrees, together with the other Parties thereto, that the Voting Agreement is void and of no further force and effect.


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         2. Payment to Alliance.

                  (a) Promptly, but in no event later than one business day after the date of this Agreement, Liquid Audio shall pay to Alliance in immediately available funds to the account designated by Alliance on Schedule A hereto the amount of $2,100,000; and

                  (b) The Parties agree that the payment provided in Section 2(a) above is in full satisfaction and discharge of the obligations of Liquid Audio under the Merger Agreement in respect of the termination fees thereunder as well as all other Claims (as defined below) by Alliance against Liquid Audio in respect of the Merger Agreement. "Claims" shall mean any and all charges, complaints, claims for fees, compensation or reimbursements of any kind, claims, liabilities, obligations, promises, agreements, controversies, damages, losses (including lost profits and lost opportunities), actions, causes of action, debts, suits, rights, demands and expenses (including any and all claims for reasonable attorney fees and costs incurred) of any nature whatsoever.

         3. Release.

                  (a) Effective the date hereof, Liquid Audio and Merger Sub, and each of their respective successors and assigns, hereby agrees not to sue and forever releases and discharges Alliance, each of Alliance's subsidiaries and each of their respective successors and assigns (together with any present and former officers, directors, advisors (including financial advisors), employees, representatives and agents of each of the foregoing) from all Claims, known or unknown, which each now has or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever relating to or arising out of the Merger Agreement, the Voting Agreement or the agreements or instruments ancillary thereto or the transactions contemplated thereby, or any action or failure to act under the Merger Agreement, the Voting Agreement or in connection therewith, or in connection with the events leading to the termination of the Merger Agreement, the Voting Agreement and the transactions contemplated thereby and the termination of the Merger Agreement and the Voting Agreement, excepting only any claim, action, cause of action or suit arising out of an undertaking or promise contained in this Agreement or the Confidentiality Agreement.

         (b) Effective the date hereof, Alliance, and each of its respective successors and assigns, hereby agrees not to sue and forever releases and discharges Liquid Audio and Merger Sub and each of their respective successors and assigns (together with any present and former officers, directors, advisors (including financial advisors), employees, representatives and agents of each of the foregoing) from all Claims, known or unknown, which each now has or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever relating to or arising out of the Merger Agreement, the Voting Agreement or the agreements or instruments ancillary thereto or the transactions contemplated thereby, or any action or failure to act under the Merger Agreement, the Voting Agreement or in connection therewith, or in connection with the events leading to the termination of the Merger Agreement, the Voting Agreement and the transactions contemplated thereby and the termination of the Merger Agreement and the Voting Agreement, excepting only any claim, action, cause of action

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or suit arising out of an undertaking or promise contained in this Agreement or the Confidentiality Agreement.

                  (c) Each of Liquid Audio, Merger Sub and Alliance represents and warrants that it has not sold, assigned, transferred, conveyed or otherwise disposed of any Claim, demand or cause of action or any part thereof relating to any matter covered by this Section 3.

         4. Authorization.

                  (a) Each of Liquid Audio and Merger Sub represents and warrants to Alliance that it has all requisite corporate power and authority to enter into this Agreement and to take the actions contemplated hereby. The execution and delivery of this Agreement and the actions contemplated hereby have been duly authorized by all necessary corporate action on the part of Liquid Audio and Merger Sub. This Agreement has been duly executed and delivered by Liquid Audio and Merger Sub and constitutes a valid and binding agreement of Liquid Audio and Merger Sub, enforceable against them in accordance with its terms.

                  (b) Alliance represents and warrants to Liquid Audio that it has all requisite corporate power and authority to enter into this Agreement and to take the actions contemplated hereby. The execution and delivery of this Agreement and the actions contemplated hereby have been duly authorized by all necessary corporate action on the part of Alliance. This Agreement has been duly executed and delivered by Alliance and constitutes a valid and binding agreement of Alliance, enforceable against it in accordance with its terms.

         5. Confidentiality. The Parties agree that the Confidentiality Agreement shall remain in force in accordance with its terms.

         6. Expenses and Fees. Liquid Audio and Merger Sub, on one hand, and Alliance, on the other hand, shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and in any way relating to the Confidentiality Agreement or the Merger Agreement; provided that the fees and expenses of the financial printer incurred in connection with the preparation of the Registration Statement and the Prospectus/Proxy Statement (each as defined in the Merger Agreement) shall be paid separately by Alliance and Liquid Audio pursuant to the separate invoices submitted or to be submitted to each of them by such financial printer, and that neither Alliance nor Liquid Audio shall have any liability to the other for any such invoiced fees and expenses.

         7. Costs and Expense of Enforcement. This Agreement is and may be pleaded as a full and complete defense against, and is and may be used as the basis for an injunction against prosecution of any Claim which seeks recovery or relief contrary to the terms of this Agreement. Should any Party retain counsel for the purpose of restraining, enjoining, or otherwise preventing the breach of, or enforcing, this Agreement, including without limitation the commencement of any action or proceeding to enforce any provision of this Agreement or to obtain (a) damages by reason of any alleged breach of any provision hereof, (b) a declaration of the rights or obligations of any Party or (c) any other judicial remedy in connection therewith, the prevailing Party shall be entitled, in addition to such other relief as may be granted in such

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action or proceeding, whether at trial or an appeal, to be reimbursed by the other Party for all costs and expenses incurred as a result thereof, including without limitation reasonable attorneys' fees.

         8. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF LIQUID AUDIO OR ALLIANCE IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

         9. Admissions. Nothing herein shall constitute an admission or concession of wrongdoing by any Party.

         10. Complete Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall survive any termination of this Agreement.

         11. No Modifications. This Agreement may not be modified, altered, amended or changed, except by written agreement signed by the Parties hereto.

         12. Binding Agreement. Subject to Section 13 hereof, this Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their respective successors and assigns.

         13. Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties. Any purported assignment in violation of this shall be void.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         15. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all parties need not sign the same counterpart.

         16. Third-Party Beneficiaries. This Agreement is not intended to confer upon any other Person, other than the Parties hereto, any rights or remedies hereunder.

         17. Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the

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application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

         18. Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or agents in several counterparts as of the date first written above.

                                        LIQUID AUDIO, INC.

                                        By:  /s/  Robert Flynn
                                             -----------------------------------
                                        Name:  Robert Flynn
                                        Title: Senior Vice President
                                                of Business Development


                                        ALLIANCE ENTERTAINMENT CORP.

                                        By:  /s/ Eric S. Weisman
                                             -----------------------------------
                                        Name:  Eric S. Weisman
                                        Title: President and Chief Executive
                                                Officer
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                           (SIGNATURE PAGE CONTINUED)



                                             APRIL ACQUISITION CORP.



                                             By:    /s/ Robert Flynn
                                                    ----------------------------
                                             Name:  Robert Flynn
                                             Title: Senior Vice President
                                                     of Business Development



                           (SIGNATURE PAGE CONTINUED)